Other Expense, Net (Tables)	12 Months Ended
Dec. 31, 2013
Components of Other (Income) Expense
The components of other (income) expense are as follows (in thousands):

	Year Ended December 31
	2013	2012	2011
Integration-related and other costs	$17,430	$—	$—
Acquisition-related costs	17,240	—	—
Pension curtailment charges	10,908	—	—
Asset disposals and write-offs	13,192	10,821	12,726
Other	208	968	(2,003)
Total	$58,978	$11,789	$10,723